Exhibit 99.2

Supplemental Information

First Quarter 2006

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Income statement
Net interest income	$8,776	$7,859	$7,735	$7,637	$7,506
Noninterest income	8,901	5,951	6,416	6,955	6,032
Total revenue	17,677	13,810	14,151	14,592	13,538
Provision for credit losses	1,270	1,400	1,159	875	580
Gains on sales of debt securities	14	71	29	325	659
Noninterest expense	8,924	7,320	7,285	7,019	7,057
Income tax expense	2,511	1,587	1,895	2,366	2,167
Net income	4,986	3,574	3,841	4,657	4,393
Diluted earnings per common share	1.07	0.88	0.95	1.14	1.07
Average diluted common shares issued and outstanding	4,666,405	4,053,859	4,054,659	4,065,355	4,099,062
Dividends paid per common share	$0.50	$0.50	$0.50	$0.45	$0.45
Performance ratios
Return on average assets	1.43%	1.09%	1.18%	1.46%	1.49%
Return on average common shareholders’ equity	15.44	14.21	15.09	18.93	17.97
At period end
Book value per share of common stock	$28.19	$25.32	$25.28	$25.16	$24.45
Market price per share of common stock:
Closing price	$45.54	$46.15	$42.10	$45.61	$44.10
High closing price for the period	47.08	46.99	45.98	47.08	47.08
Low closing price for the period	43.09	41.57	41.60	44.01	43.66
Market capitalization	208,633	184,586	168,950	183,202	177,958
Number of banking centers - domestic	5,786	5,873	5,844	5,880	5,889
Number of ATMs - domestic	16,716	16,785	16,714	16,687	16,798
Full-time equivalent employees	202,503	176,934	177,539	178,107	176,973

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Net interest income	$9,040	$8,102	$7,933	$7,828	$7,706
Total revenue	17,941	14,053	14,349	14,783	13,738
Net interest yield	2.98%	2.82%	2.78%	2.80%	2.96%
Efficiency ratio	49.74	52.09	50.76	47.49	51.37

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Shareholder value added (SVA) is a key measure of performance not defined by GAAP that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used to evaluate the Corporation’s use of equity (i.e. capital) at the individual unit level and is an integral component in the analytics for resource allocation. Using SVA as a performance measure places specific focus on whether incremental investments generate returns in excess of the costs of capital associated with those investments. Each business segment has a goal for growth in SVA reflecting the individual segment’s business and customer strategy.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005.

Reconciliation of net income to operating earnings

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Net income	$4,986	$3,574	$3,841	$4,657	$4,393
Merger and restructuring charges	98	59	120	121	112
Related income tax benefit	(37)	(19)	(40)	(41)	(37)

Operating earnings	$5,047	$3,614	$3,921	$4,737	$4,468

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity
Average common shareholders’ equity	$130,881	$99,677	$100,974	$98,558	$99,130
Average goodwill	(66,094)	(45,305)	(45,297)	(45,379)	(45,346)

Average tangible common shareholders’ equity	$64,787	$54,372	$55,677	$53,179	$53,784

Operating basis
Diluted earnings per common share	$1.08	$0.89	$0.97	$1.16	$1.09
Return on average assets	1.45%	1.10%	1.20%	1.49%	1.51%
Return on average common shareholders’ equity	15.63	14.36	15.39	19.26	18.26
Return on average tangible common shareholders’ equity	31.57	26.33	27.91	35.70	33.66
Efficiency ratio	49.19	51.66	49.92	46.67	50.55

Reconciliation of net income to shareholder value added
Net income	$4,986	$3,574	$3,841	$4,657	$4,393
Amortization of intangibles	440	196	201	204	208
Merger and restructuring charges, net of tax benefit	61	40	80	80	75
Capital charge	(3,550)	(2,764)	(2,799)	(2,703)	(2,689)

Shareholder value added	$1,937	$1,046	$1,323	$2,238	$1,987

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Interest income
Interest and fees on loans and leases	$11,127	$9,536	$8,933	$8,294	$8,080
Interest and dividends on securities	3,014	2,815	2,793	2,796	2,533
Federal funds sold and securities purchased under agreements to resell	1,709	1,477	1,382	1,249	904
Trading account assets	1,548	1,585	1,550	1,426	1,182
Other interest income	727	605	547	502	437

Total interest income	18,125	16,018	15,205	14,267	13,136

Interest expense
Deposits	3,007	2,476	2,471	2,363	2,182
Short-term borrowings	4,309	3,855	3,190	2,582	1,988
Trading account liabilities	517	619	707	611	427
Long-term debt	1,516	1,209	1,102	1,074	1,033

Total interest expense	9,349	8,159	7,470	6,630	5,630

Net interest income	8,776	7,859	7,735	7,637	7,506

Noninterest income
Service charges	1,901	1,927	2,080	1,920	1,777
Investment and brokerage services	1,103	1,062	1,060	1,049	1,013
Mortgage banking income	137	215	180	189	221
Investment banking income	501	537	522	431	366
Equity investment gains	660	481	668	492	399
Card income	3,436	1,507	1,520	1,437	1,289
Trading account profits	1,074	299	557	222	685
Other income	89	(77)	(171)	1,215	282

Total noninterest income	8,901	5,951	6,416	6,955	6,032

Total revenue	17,677	13,810	14,151	14,592	13,538
Provision for credit losses	1,270	1,400	1,159	875	580
Gains on sales of debt securities	14	71	29	325	659
Noninterest expense
Personnel	4,813	3,845	3,837	3,671	3,701
Occupancy	701	699	638	615	636
Equipment	344	305	300	297	297
Marketing	575	265	307	346	337
Professional fees	218	283	254	216	177
Amortization of intangibles	440	196	201	204	208
Data processing	410	394	361	368	364
Telecommunications	220	219	206	196	206
Other general operating	1,105	1,055	1,061	985	1,019
Merger and restructuring charges	98	59	120	121	112

Total noninterest expense	8,924	7,320	7,285	7,019	7,057

Income before income taxes	7,497	5,161	5,736	7,023	6,560
Income tax expense	2,511	1,587	1,895	2,366	2,167

Net income	$4,986	$3,574	$3,841	$4,657	$4,393

Net income available to common shareholders	$4,981	$3,570	$3,836	$4,653	$4,388

Per common share information
Earnings	$1.08	$0.89	$0.96	$1.16	$1.09

Diluted earnings	$1.07	$0.88	$0.95	$1.14	$1.07

Dividends paid	$0.50	$0.50	$0.50	$0.45	$0.45

Average common shares issued and outstanding	4,609,481	3,996,024	4,000,573	4,005,356	4,032,550

Average diluted common shares issued and outstanding	4,666,405	4,053,859	4,054,659	4,065,355	4,099,062

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)	March 31 2006	December 31 2005	March 31 2005
Assets
Cash and cash equivalents	$32,575	$36,999	$28,698
Time deposits placed and other short-term investments	11,157	12,800	11,223
Federal funds sold and securities purchased under agreements to resell	137,081	149,785	139,396
Trading account assets	117,181	131,707	124,960
Derivative assets	23,291	23,712	26,182
Securities:
Available-for-sale	237,987	221,556	218,675
Held-to-maturity, at cost	86	47	275

Total securities	238,073	221,603	218,950

Loans and leases	619,525	573,791	529,457
Allowance for loan and lease losses	(9,067)	(8,045)	(8,313)

Loans and leases, net of allowance	610,458	565,746	521,144

Premises and equipment, net	9,267	7,786	7,531
Mortgage servicing rights ($2,925 measured at fair value at March 31, 2006)	3,070	2,806	2,667
Goodwill	66,271	45,354	45,378
Core deposit intangibles and other intangibles	10,681	3,194	3,679
Other assets	115,975	90,311	82,421

Total assets	$1,375,080	$1,291,803	$1,212,229

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$179,358	$179,571	$166,499
Interest-bearing	415,769	384,155	403,534
Deposits in foreign offices:
Noninterest-bearing	6,874	7,165	5,319
Interest-bearing	80,448	63,779	54,635

Total deposits	682,449	634,670	629,987

Federal funds purchased and securities sold under agreements to repurchase	236,919	240,655	187,652
Trading account liabilities	51,100	50,890	53,434
Derivative liabilities	15,541	15,000	15,363
Commercial paper and other short-term borrowings	99,389	116,269	93,440
Accrued expenses and other liabilities (includes $396, $395 and $394 of reserve for unfunded lending commitments)	37,078	31,938	35,319
Long-term debt	123,178	100,848	98,107

Total liabilities	1,245,654	1,190,270	1,113,302

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 1,090,189 shares	271	271	271
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,581,317,964; 3,999,688,491 and 4,035,318,509 shares	68,705	41,693	43,589
Retained earnings	70,204	67,552	61,309
Accumulated other comprehensive income (loss)	(8,981)	(7,556)	(5,617)
Other	(773)	(427)	(625)

Total shareholders’ equity	129,426	101,533	98,927

Total liabilities and shareholders’ equity	$1,375,080	$1,291,803	$1,212,229

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Capital Management

(Dollars in millions)

	First Quarter 2006(1)	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Tier 1 capital	$83,201	$74,375	$73,572	$69,633	$67,593
Total capital	111,481	99,901	99,531	95,760	94,240
Risk-weighted assets	984,190	901,469	889,643	853,086	817,862
Tier 1 capital ratio	8.45%	8.25%	8.27%	8.16%	8.26%
Total capital ratio	11.33	11.08	11.19	11.23	11.52
Tangible equity ratio(2)	4.04	4.26	4.41	4.38	4.29
Tier 1 leverage ratio	6.18	5.91	5.90	5.66	5.86

(1)	Preliminary data on risk-based capital

(2)	Tangible equity ratio equals shareholders’ equity less goodwill, core deposit intangibles and other intangibles divided by total assets less goodwill, core deposit intangibles and other intangibles.

Share Repurchase Program

88.5 million common shares were repurchased in the first quarter of 2006 as a part of an ongoing share repurchase program.

65.7 million shares remain outstanding under the 2005 authorized program.

670.1 million shares were issued in the first quarter of 2006, of which 631.1 million were issued in the MBNA acquisition.

* Preliminary data on risk-based capital

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Core Net Interest Income - Managed Basis

(Dollars in millions)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Net Interest Income
As reported (fully taxable-equivalent basis)	$9,040	$8,102	$7,933	$7,828	$7,706
Impact of market based net interest income	(410)	(419)	(449)	(519)	(546)

Core net interest income	8,630	7,683	7,484	7,309	7,160
Impact of securitizations	1,897	11	52	106	155

Core net interest income - managed basis	$10,527	$7,694	$7,536	$7,415	$7,315

Average Earning Assets
As reported	$1,219,611	$1,145,550	$1,137,629	$1,118,518	$1,044,891
Impact of market based earning assets	(336,496)	(329,237)	(334,992)	(338,490)	(285,414)

Core average earning assets	883,115	816,313	802,637	780,028	759,477
Impact of securitizations	96,268	6,447	7,827	10,773	11,151

Core average earning assets - managed basis	$979,383	$822,760	$810,464	$790,801	$770,628

Net Interest Yield Contribution
As reported (fully taxable-equivalent basis)	2.98%	2.82%	2.78%	2.80%	2.96%
Impact of market based activities	0.95	0.93	0.94	0.95	0.82

Core net interest yield on earning assets	3.93	3.75	3.72	3.75	3.78
Impact of securitizations	0.39	(0.02)	(0.01)	—	0.03

Core net interest yield on earning assets - managed basis	4.32%	3.73%	3.71%	3.75%	3.81%

Certain prior period amounts have been restated reflecting realignment of business segments.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	First Quarter 2006			Fourth Quarter 2005			First Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$14,347	$139	3.92%	$14,619	$132	3.59%	$14,327	$101	2.87%
Federal funds sold and securities purchased under agreements to resell	174,711	1,709	3.94	165,908	1,477	3.55	147,855	904	2.46
Trading account assets	133,361	1,623	4.89	139,441	1,648	4.72	117,748	1,203	4.10
Securities	234,606	3,043	5.19	221,411	2,842	5.13	204,574	2,559	5.01
Loans and leases(1):
Residential mortgage	184,796	2,524	5.48	178,764	2,424	5.42	178,075	2,415	5.44
Credit card - domestic	68,169	2,180	12.94	56,858	1,747	12.19	51,310	1,373	10.85
Credit card - foreign	8,403	287	13.86	—	—	—	—	—	—
Home equity lines	64,198	1,112	7.02	60,571	1,012	6.63	51,477	692	5.45
Direct/Indirect consumer	55,025	986	7.24	47,181	703	5.91	41,620	573	5.58
Other consumer(2)	10,357	272	10.59	6,653	184	11.01	7,305	158	8.75

Total consumer	390,948	7,361	7.60	350,027	6,070	6.90	329,787	5,211	6.38

Commercial - domestic	144,693	2,490	6.97	137,224	2,280	6.59	123,803	1,954	6.40
Commercial real estate	36,676	632	6.99	36,017	597	6.58	33,016	430	5.29
Commercial lease financing	20,512	247	4.82	20,178	241	4.79	20,745	260	5.01
Commercial - foreign	23,139	427	7.48	20,143	378	7.45	17,570	259	5.97

Total commercial	225,020	3,796	6.83	213,562	3,496	6.50	195,134	2,903	6.03

Total loans and leases	615,968	11,157	7.32	563,589	9,566	6.75	524,921	8,114	6.25

Other earning assets	46,618	718	6.22	40,582	596	5.83	35,466	455	5.19

Total earning assets(3)	1,219,611	18,389	6.08	1,145,550	16,261	5.65	1,044,891	13,336	5.14

Cash and cash equivalents	34,857			33,693			31,382
Other assets, less allowance for loan and lease losses	161,905			125,814			124,586

Total assets	$1,416,373			$1,305,057			$1,200,859

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,550	$76	0.87%	$35,535	$68	0.76%	$37,000	$35	0.39%
NOW and money market deposit accounts	227,606	908	1.62	224,122	721	1.28	233,392	651	1.13
Consumer CDs and IRAs	135,068	1,177	3.53	120,321	1,029	3.39	118,989	965	3.29
Negotiable CDs, public funds and other time deposits	8,551	70	3.30	5,085	27	2.13	10,291	95	3.73

Total domestic interest-bearing deposits	406,775	2,231	2.22	385,063	1,845	1.90	399,672	1,746	1.77

Foreign interest-bearing deposits(4):
Banks located in foreign countries	30,116	424	5.71	24,451	355	5.77	22,085	260	4.77
Governments and official institutions	10,200	107	4.25	7,579	73	3.84	6,831	43	2.58
Time, savings and other	35,136	245	2.83	32,624	203	2.46	30,770	133	1.75

Total foreign interest-bearing deposits	75,452	776	4.17	64,654	631	3.87	59,686	436	2.96

Total interest-bearing deposits	482,227	3,007	2.53	449,717	2,476	2.18	459,358	2,182	1.93

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	399,896	4,309	4.37	364,140	3,855	4.20	276,483	1,988	2.91
Trading account liabilities	52,466	517	3.99	56,880	619	4.32	44,507	427	3.89
Long-term debt	117,018	1,516	5.18	99,601	1,209	4.85	96,167	1,033	4.30

Total interest-bearing liabilities(3)	1,051,607	9,349	3.60	970,338	8,159	3.34	876,515	5,630	2.60

Noninterest-bearing sources:
Noninterest-bearing deposits	177,594			179,205			168,062
Other liabilities	56,019			55,566			56,881
Shareholders’ equity	131,153			99,948			99,401

Total liabilities and shareholders’ equity	$1,416,373			$1,305,057			$1,200,859

Net interest spread			2.48			2.31			2.54
Impact of noninterest-bearing sources			0.50			0.51			0.42

Net interest income/yield on earning assets		$9,040	2.98%		$8,102	2.82%		$7,706	2.96%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.

(2)	Includes consumer finance of $3,012 million in the first quarter of 2006, and $2,916 million and $3,362 million in the fourth and first quarters of 2005; foreign consumer of $7,328 million in the first quarter of 2006, and $3,682 million and $3,532 million in the fourth and first quarters of 2005; and consumer lease financing of $17 million in the first quarter of 2006, and $55 million and $411 million in the fourth and first quarters of 2005.

(3)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $8 million in the first quarter of 2006, and $29 million and $421 million in the fourth and first quarters of 2005. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $136 million in the first quarter of 2006, and $254 million and $504 million in the fourth and first quarters of 2005.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge

Income/Expense(1)

(Dollars in millions)

	First Quarter 2006			Fourth Quarter 2005			First Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$14,347	$142	4.01%	$14,619	$134	3.63%	$14,327	$102	2.88%
Federal funds sold and securities purchased under agreements to resell(2)	174,711	1,800	4.15	165,908	1,538	3.70	147,855	851	2.32
Trading account assets	133,361	1,623	4.89	139,441	1,648	4.72	117,748	1,203	4.10
Securities(2)	234,606	3,043	5.19	221,411	2,843	5.13	204,574	2,562	5.01
Loans and leases(3):
Residential mortgage (2)	184,796	2,524	5.48	178,764	2,425	5.42	178,075	2,410	5.43
Credit card - domestic	68,169	2,180	12.94	56,858	1,747	12.19	51,310	1,373	10.85
Credit card - foreign	8,403	287	13.86	—	—	—	—	—	—
Home equity lines	64,198	1,112	7.02	60,571	1,012	6.63	51,477	692	5.45
Direct/Indirect consumer	55,025	986	7.24	47,181	703	5.91	41,620	573	5.58
Other consumer(4)	10,357	272	10.59	6,653	184	11.01	7,305	158	8.75

Total consumer	390,948	7,361	7.60	350,027	6,071	6.90	329,787	5,206	6.37

Commercial - domestic (2)	144,693	2,379	6.66	137,224	2,168	6.26	123,803	1,538	5.04
Commercial real estate	36,676	632	6.99	36,017	597	6.58	33,016	430	5.29
Commercial lease financing	20,512	247	4.82	20,178	241	4.79	20,745	260	5.01
Commercial - foreign(2)	23,139	426	7.46	20,143	377	7.44	17,570	257	5.94

Total commercial	225,020	3,684	6.63	213,562	3,383	6.29	195,134	2,485	5.16

Total loans and leases	615,968	11,045	7.24	563,589	9,454	6.67	524,921	7,691	5.92

Other earning assets (2)	46,618	728	6.31	40,582	615	6.01	35,466	506	5.77

Total earning assets - excluding hedge impact	1,219,611	18,381	6.07	1,145,550	16,232	5.64	1,044,891	12,915	4.98

Net derivative income (expense) on assets		8			29			421

Total earning assets - including hedge impact	1,219,611	18,389	6.08	1,145,550	16,261	5.65	1,044,891	13,336	5.14

Cash and cash equivalents	34,857			33,693			31,382
Other assets, less allowance for loan and lease losses	161,905			125,814			124,586

Total assets	$1,416,373			$1,305,057			$1,200,859

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,550	$76	0.87%	$35,535	$68	0.76%	$37,000	$35	0.39%
NOW and money market deposit accounts (2)	227,606	906	1.61	224,122	721	1.28	233,392	635	1.10
Consumer CDs and IRAs (2)	135,068	1,022	3.07	120,321	828	2.73	118,989	649	2.21
Negotiable CDs, public funds and other time deposits (2)	8,551	68	3.21	5,085	26	2.02	10,291	66	2.61

Total domestic interest-bearing deposits	406,775	2,072	2.07	385,063	1,643	1.69	399,672	1,385	1.41

Foreign interest-bearing deposits(5):
Banks located in foreign countries (2)	30,116	403	5.43	24,451	326	5.30	22,085	199	3.66
Governments and official institutions	10,200	107	4.25	7,579	73	3.84	6,831	43	2.58
Time, savings and other	35,136	245	2.83	32,624	203	2.46	30,770	133	1.75

Total foreign interest-bearing deposits	75,452	755	4.06	64,654	602	3.70	59,686	375	2.55

Total interest-bearing deposits	482,227	2,827	2.38	449,717	2,245	1.98	459,358	1,760	1.55

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	399,896	4,375	4.43	364,140	3,789	4.13	276,483	1,837	2.69
Trading account liabilities	52,466	517	3.99	56,880	619	4.32	44,507	427	3.89
Long-term debt (2)	117,018	1,494	5.11	99,601	1,252	5.03	96,167	1,102	4.58

Total interest-bearing liabilities - excluding hedge impact	1,051,607	9,213	3.54	970,338	7,905	3.24	876,515	5,126	2.37

Net derivative (income) expense on liabilities		136			254			504

Total interest-bearing liabilities - including hedge impact	1,051,607	9,349	3.60	970,338	8,159	3.34	876,515	5,630	2.60

Noninterest-bearing sources:
Noninterest-bearing deposits	177,594			179,205			168,062
Other liabilities	56,019			55,566			56,881
Shareholders’ equity	131,153			99,948			99,401

Total liabilities and shareholders’ equity	$1,416,373			$1,305,057			$1,200,859

Net interest spread			2.53			2.40			2.61
Impact of noninterest-bearing sources			0.49			0.50			0.38

Net interest income/yield on earning assets - excluding hedge impact		$9,168	3.02		$8,327	2.90		$7,789	2.99

Net impact of derivative hedge income/(expense)		(128)	(0.04)		(225)	(0.08)		(83)	(0.03)

Net interest income/yield on earning assets		$9,040	2.98%		$8,102	2.82%		$7,706	2.96%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate management derivatives is not material to the average balances presented above.

(2)	Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(3) million, federal funds sold and securities purchased under agreements to resell $(91) million, commercial - domestic $111 million, commercial - foreign $1 million, and other earning assets $(10) million in the first quarter of 2006. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $2 million, consumer CDs and IRAs $155 million, negotiable CDs, public funds and other time deposits $2 million, banks located in foreign countries $21 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $(66) million and long-term debt $22 million in the first quarter of 2006. Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(2) million, federal funds sold and securities purchased under agreements to resell $(61) million, securities $(1) million, residential mortgage $(1) million, commercial - domestic $112 million, commercial - foreign $1 million, and other earning assets $(19) million in the fourth quarter of 2005. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on consumer CDs and IRAs $201 million, negotiable CDs, public funds and other time deposits $1 million, banks located in foreign countries $29 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $66 million and long-term debt $(43) million in the three months ended December 31, 2005. Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(1) million, federal funds sold and securities purchased under agreements to resell $53 million, securities $(3) million, residential mortgage $5 million, commercial - domestic $416 million, commercial - foreign $2 million, and other earning assets $(51) million in the first quarter of 2005. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $16 million, consumer CDs and IRAs $316 million, negotiable CDs, public funds and other time deposits $29 million, banks located in foreign countries $61 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $151 million and long-term debt $(69) million in the first quarter of 2005.

(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.

(4)	Includes consumer finance of $3,012 million in the first quarter of 2006, and $2,916 million and $3,362 million in the fourth and first quarters of 2005; foreign consumer of $7,328 million in the first quarter of 2006, and $3,682 million and $3,532 million in the fourth and first quarters of 2005; and consumer lease financing of $17 million in the first quarter of 2006, and $55 million and $411 million in the fourth and first quarters of 2005.

(5)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Business Segment View

* Fully taxable-equivalent basis

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Consumer and Small Business Banking Segment Results(1)

(Dollars in millions; except as noted)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005

Net interest income(2)	$5,400	$4,325	$4,224	$4,089	$4,215
Noninterest income
Service charges	1,190	1,262	1,386	1,244	1,104
Mortgage banking income	205	271	230	237	274
Card income	3,268	1,325	1,344	1,272	1,144
All other income	138	97	70	57	116

Total noninterest income	4,801	2,955	3,030	2,810	2,638

Total revenue(2)	10,201	7,280	7,254	6,899	6,853

Provision for credit losses	1,257	1,299	1,107	1,155	710
Gains (losses) on sales of debt securities	(1)	(1)	(1)	—	(1)
Noninterest expense	4,693	3,325	3,271	3,346	3,238

Income before income taxes	4,250	2,655	2,875	2,398	2,904
Income tax expense	1,575	945	1,051	866	1,026

Net income	$2,675	$1,710	$1,824	$1,532	$1,878

Shareholder value added	$1,310	$970	$1,159	$874	$1,240
Net interest yield(2)	7.60%	5.76%	5.59%	5.53%	5.68
Return on average equity	16.89	21.56	24.99	21.14	26.46
Efficiency ratio(2)	46.01	45.68	45.10	48.49	47.25

Balance Sheet
Average
Total loans and leases	$187,048	$149,239	$145,714	$141,352	$139,644
Total earning assets	288,311	297,747	299,673	296,573	301,193
Total assets	349,802	325,538	326,940	323,087	329,620
Total deposits	330,204	306,579	310,485	306,471	300,562
Common equity/Allocated equity	64,228	31,463	28,964	29,077	28,789

Period End
Total loans and leases	$184,236	$151,646	$147,702	$143,074	$138,873
Total assets	359,131	331,244	327,004	324,786	331,769
Total deposits	340,437	306,064	313,022	307,340	306,089

Period End (in billions)
Mortgage servicing portfolio	$302.4	$296.8	$288.5	$280.1	$275.5

(1)	Global Consumer and Small Business Banking's most significant product groups are Deposits, Mortgage, Card Services, Home Equity Line of Credit (HELOC), and Other.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Consumer and Small Business Banking Sub-Segment Results

(Dollars in millions)

	First Quarter 2006
	Total	Deposits (1)	Mortgage	Card Services (2)	HELOC	ALM	Other
Net interest income(3)	$5,400	$2,351	$146	$2,210	$334	$315	$44
Noninterest income
Service charges	1,190	1,190	—	—	—	—	—
Mortgage banking income	205	—	188	—	17	—	—
Card income	3,268	444	—	2,824	—	—	—
All other income	138	—	13	244	—	—	(119)

Total noninterest income	4,801	1,634	201	3,068	17	—	(119)

Total revenue(3)	10,201	3,985	347	5,278	351	315	(75)

Provision for credit losses	1,257	28	4	1,166	12	—	47
Gains (losses) on sales of debt securities	(1)	—	—	—	—	—	(1)
Noninterest expense	4,693	2,206	229	2,016	154	—	88

Income before income taxes	4,250	1,751	114	2,096	185	315	(211)
Income tax expense	1,575	649	42	777	69	117	(79)

Net income	$2,675	$1,102	$72	$1,319	$116	$198	$(132)

Shareholder value added	$1,310	$784	$21	$578	$85	$198	$(356)
Net interest yield(3)	7.60%	2.76%	1.72%	9.15%	2.56%	—%	n/m
Return on average equity	16.89	29.93	15.25	14.07	40.08	—	n/m
Efficiency ratio(3)	46.01	55.37	65.86	38.19	43.79	—	n/m

(1)	Deposit balances reflect Premier migration average impact of $45.4 billion for the three months ended March 31, 2006.

(2)	Card Services presented on a held view

(3)	Fully taxable-equivalent basis

n/m	= not meaningful

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Consumer and Small Business Banking Sub-Segment Results

(Dollars in millions)

	First Quarter 2005
	Total	Deposits(1)	Mortgage	Card Services(2)	HELOC	ALM	Other
Net interest income(3)	$4,215	$1,970	$192	$1,148	$304	$547	$54
Noninterest income
Service charges	1,104	1,104	—	—	—	—	—
Mortgage banking income	274	—	256	—	19	—	(1)
Card income	1,144	352	—	792	—	—	—
All other income	116	—	4	55	—	—	57

Total noninterest income	2,638	1,456	260	847	19	—	56

Total revenue(3)	6,853	3,426	452	1,995	323	547	110

Provision for credit losses	710	(7)	6	698	8	—	5
Gains (losses) on sales of debt securities	(1)	—	—	—	—	—	(1)
Noninterest expense	3,238	1,931	276	758	182	—	91

Income before income taxes	2,904	1,502	170	539	133	547	13
Income tax expense	1,026	530	60	190	47	194	5

Net income	$1,878	$972	$110	$349	$86	$353	$8

Shareholder value added	$1,240	$648	$66	$260	$57	$353	$(144)
Net interest yield(3)	5.68%	2.53%	2.11%	8.75%	2.76%	—%	n/m
Return on average equity	26.46	26.13	26.87	26.62	33.06	—	n/m
Efficiency ratio(3)	47.25	56.37	61.17	37.97	56.35	—	n/m

(1)	Deposit balances reflect Premier migration average impact of $32.4 billion for the three months ended March 31, 2006.

(2)	Card Services presented on a held view

(3)	Fully taxable-equivalent basis

n/m=	not meaningful

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	First Quarter 2006		Fourth Quarter 2005		Third Quarter 2005		Second Quarter 2005		First Quarter 2005
Deposits Key Indicators
Average Deposit Balances
Checking	$126,333		$125,491		$124,398		$123,022		$119,750
Savings	32,104		31,897		32,016		32,465		31,496
MMS	76,920		71,936		68,841		67,659		69,742
CD’s & IRA’s	84,836		69,375		76,779		75,720		73,147
Foreign and Other	10,011		7,880		8,451		7,605		6,427

Total	$330,204		$306,579		$310,485		$306,471		$300,562

Average Cumulative Balances migrated to
Premier Banking and Investments	$45,367		$44,692		$41,672		$38,257		$32,407
Deposit Spreads (excludes noninterest costs)
Checking	4.18%		4.16%		4.18%		4.14%		4.24%
Savings	3.36		3.53		3.78		4.02		4.38
MMS	2.53		2.69		2.02		1.64		1.43
CD’s & IRA’s	1.21		1.19		0.90		0.80		0.66
Foreign and Other	3.68		4.19		3.88		3.67		3.52
Total	2.93		3.06		2.82		2.72		2.70
Net New Checking (units in thousands)	603		426		635		629		611
Debit Purchase Volumes	38,618		39,623		36,008		35,049		31,230
Online Banking (End of Period)
Active Accounts (units in thousands)	19,643		14,698		14,338		13,514		13,047
Active Billpay Accounts (units in thousands)	10,088		7,281		6,987		6,529		6,256

Credit Key Indicators
Managed Card - North American Only
Gross Interest Yield	12.65%		12.25%		11.99%		11.58%		11.27%
Risk Adjusted Margin (1)	10.26		4.25		8.36		7.72		7.63
Loss Rates	3.12		9.49		5.74		6.23		6.17
Average Outstandings (in millions)	$143,463		$59,722		$59,762		$58,537		$58,145
New Account Growth (in thousands)	2,076		930		1,466		1,564		1,353
Purchase Volumes (in millions)	49,568		24,116		22,736		21,577		19,134
Delinquencies
30 Day	4.45%		4.17%		4.59%		4.25%		4.20%
60 Day	2.99		2.93		3.21		2.88		2.98
12 month Lag Loss Rate	3.24		10.04		6.30		6.94		6.67
Mortgage
Mortgage Originations (in millions)	$17,262		$20,662		$27,511		$21,135		$17,471
Mortgage Servicing Rights Period End Balance (in millions)	2,925		2,658		2,623		2,233		2,547
Capitalized Mortgage Servicing Rights (% of loans serviced)	132	bps	122	bps	124	bps	108	bps	128	bps
Mortgage Loans Serviced for Investors (in billions)	$221		$218		$212		$207		$199
Home Equity Originations (in millions)	18,589		19,670		17,897		19,379		15,033

(1)	Reflects margin and noninterest revenue, adjusted for loss rates

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 19.6 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

10.1 million active bill pay users paid $44.4 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 342 companies are presenting 18.8 million e-bills per quarter.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Card Services Results - Purchase View

(Dollars in millions)

	First Quarter 2006(1)	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Key Measures

Loans
On-balance sheet (Period end)	$90,942	$58,548	$56,079	$53,863	$51,012
Managed (Period end)	185,301	60,786	59,701	59,283	57,920

On-balance sheet (Average)	94,364	56,858	55,271	52,474	51,310
Managed (Average)	187,140	59,722	59,762	58,537	58,145

Managed Income Statement
Held total revenue (2)	$5,278	$2,213	$2,219	$2,063	$1,995
Securitizations impact	654	63	92	135	145

Managed total revenue	$5,932	$2,276	$2,311	$2,198	$2,140

% of average managed outstandings	12.9%	14.5%	14.8%	14.6%	14.5%

Held provision for credit losses (2)	$1,166	$1,191	$1,010	$1,099	$698
Securitizations impact	654	63	92	135	145

Managed provision for credit losses	$1,820	$1,254	$1,102	$1,234	$843

% of average managed outstandings	3.9%	8.0%	7.1%	8.2%	5.7%

Held noninterest expense (2)	$2,016	$730	$739	$768	$758
Securitizations impact	—	—	—	—	—

Managed noninterest expense	$2,016	$730	$739	$768	$758

% of average managed outstandings	4.4%	4.6%	4.7%	5.1%	5.1%

Held income before income taxes (2)	$2,096	$292	$470	$196	$539
Securitizations impact	—	—	—	—	—

Managed income before income taxes	$2,096	$292	$470	$196	$539

% of average managed outstandings	4.5%	1.9%	3.0%	1.3%	3.7%

Shareholder Value Added—Managed	$562	$63	$187	$19	$259

Merchant Acquiring Business:
Processing volume	$88,335	$101,601	$91,321	$84,262	$75,754
Total transactions	1,897	2,334	1,906	1,832	1,620

(1)	For the first quarter of 2006, Card Services includes U.S. Consumer and Small Business Credit Card, Consumer Finance, International Card Operations and Merchant Services. Prior to January 1, 2006, Card Services included only U.S. Consumer Credit Card.

(2)	Held basis is a GAAP measure.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Card Services Results - Purchase View continued

(Dollars in millions)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Key Measures

Credit Quality
Credit Card
Charge-Offs $:
Held net charge-offs(1)	$653	$1,366	$772	$774	$740
Securitizations impact	593	63	92	135	144

Managed credit card net losses	$1,246	$1,429	$864	$909	$884

Charge-Offs %:
Held net charge-offs(1)	3.46%	9.53%	5.54%	5.92%	5.85%
Securitizations impact	(0.34)	(0.04)	0.20	0.31	0.32

Managed credit card net losses	3.12%	9.49%	5.74%	6.23%	6.17%

30+ Delinquency $:
Held delinquency(1)	$3,306	$2,496	$2,497	$2,204	$2,101
Securitizations impact	3,924	42	246	313	332

Managed delinquency	$7,230	$2,538	$2,743	$2,517	$2,433

30+ Delinquency %:
Held delinquency(1)	4.57%	4.26%	4.45%	4.09%	4.12%
Securitizations impact	(0.03)	(0.08)	0.14	0.16	0.08

Managed delinquency	4.54%	4.18%	4.59%	4.25%	4.20%

90+ Delinquency $:
Held delinquency(1)	$1,540	$1,198	$1,175	$1,011	$1,043
Securitizations impact	1,767	20	121	149	171

Managed delinquency	$3,307	$1,218	$1,296	$1,160	$1,214

90+ Delinquency %:
Held delinquency(1)	2.13%	2.05%	2.09%	1.88%	2.04%
Securitizations impact	(0.06)	(0.05)	0.08	0.08	0.06

Managed delinquency	2.07%	2.00%	2.17%	1.96%	2.10%

(1)	Held basis is a GAAP measure.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Card Services Results—Proforma View(1)

(Dollars in millions)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005

Key Measures

Loans
On-balance sheet (Period end)	$90,942	$97,208	$92,257	$86,546	$82,908
Managed (Period end)	185,301	189,414	182,879	176,886	174,845

On-balance sheet (Average)	94,364	92,886	89,757	82,794	82,903
Managed (Average)	187,140	184,670	179,275	174,687	176,305

Managed Income Statement
Held total revenue (2)	$5,278	$4,753	$4,983	$4,663	$4,444
Securitizations impact	654	1,493	1,093	1,204	1,149

Managed total revenue	$5,932	$6,246	$6,076	$5,867	$5,593

% of average managed outstandings	12.9%	13.4%	13.4%	13.5%	12.9%

Held provision for credit losses (2)	$1,166	$1,485	$1,290	$1,288	$1,000
Securitizations impact	654	1,493	1,093	1,204	1,149

Managed provision for credit losses	$1,820	$2,978	$2,383	$2,492	$2,149

% of average managed outstandings	3.9%	6.4%	5.3%	5.7%	4.9%

Held noninterest expense (2)	$2,016	$2,404	$2,170	$2,243	$2,184
Securitizations impact	—	—	—	—	—

Managed noninterest expense	$2,016	$2,404	$2,170	$2,243	$2,184

% of average managed outstandings	4.4%	5.2%	4.8%	5.2%	5.0%

Held income before income taxes (2)	$2,096	$864	$1,523	$1,132	$1,260
Securitizations impact	—	—	—	—	—

Managed income before income taxes	$2,096	$864	$1,523	$1,132	$1,260

% of average managed outstandings	4.5%	1.9%	3.4%	2.6%	2.9%

Shareholder Value Added – Managed	$562	$(157)	$266	$42	$148

Merchant Acquiring Business:
Processing volume	$88,335	$101,601	$91,321	$84,262	$75,754
Total transactions	1,897	2,334	1,906	1,832	1,620

(1)	Card Services includes U.S. Consumer and Small Business Credit Card, Consumer Finance, International Card Operations and Merchant Services.

(2)	Held basis is a GAAP measure.

Bank of America Corporation

Card Services Results - Proforma View continued

(Dollars in millions)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Key Measures
Credit Quality:
Credit Card Product
Charge-Offs $:
Held net charge-offs(1)	$653	$1,569	$928	$911	$915
Securitizations impact	593	1,312	979	1,083	1,035

Managed credit card net losses	$1,246	$2,881	$1,907	$1,994	$1,950

Charge-Offs %:
Held net charge-offs(1)	3.46%	7.94%	4.87%	5.29%	5.34%
Securitizations impact	(0.34)	(0.93)	(0.09)	(0.10)	(0.28)

Managed credit card net losses	3.12%	7.01%	4.78%	5.19%	5.06%

30+ Delinquency $:
Held delinquency(1)	$3,306	$3,204	$3,225	$2,830	$2,772
Securitizations impact	3,924	3,543	4,135	4,094	4,260

Managed delinquency	$7,230	$6,747	$7,360	$6,924	$7,032

30+ Delinquency %:
Held delinquency(1)	4.57%	3.93%	4.15%	3.94%	4.03%
Securitizations impact	(0.03)	0.12	0.42	0.52	0.54

Managed delinquency	4.54%	4.05%	4.57%	4.46%	4.57%

90+ Delinquency $:
Held delinquency(1)	$1,540	$1,508	$1,496	$1,289	$1,350
Securitizations impact	1,767	1,643	1,921	1,922	2,056

Managed delinquency	$3,307	$3,151	$3,417	$3,211	$3,406

90+ Delinquency %:
Held delinquency(1)	2.13%	1.85%	1.93%	1.79%	1.97%
Securitizations impact	(0.06)	0.04	0.19	0.28	0.24

Managed delinquency	2.07%	1.89%	2.12%	2.07%	2.21%

(1)	Held basis is a GAAP measure.

Bank of America Corporation

Card Services Results—Reconciliation—Purchase to Pro Forma

(Dollars in millions)

	Fourth Quarter 2005			Third Quarter 2005
	Bank of America	Adjustments to include MBNA(1)	Combined	Bank of America	Adjustments to include MBNA(1)	Combined
Loans:
On-balance sheet (Period end)	$58,548	$38,660	$97,208	$56,079	$36,178	$92,257
Managed (Period end)	60,786	128,628	189,414	59,701	123,178	182,879

On-balance sheet (Average)	56,858	36,028	92,886	55,271	34,486	89,757
Managed (Average)	59,722	124,948	184,670	59,762	119,513	179,275

Income Statement Data:
Held total revenue	$2,213	$2,540	$4,753	$2,219	$2,764	$4,983
Securitizations impact	63	1,430	1,493	92	1,001	1,093

Managed total revenue	$2,276	$3,970	$6,246	$2,311	$3,765	$6,076

% of average managed outstandings	14.5%	(1.1)%	13.4%	14.8%	(1.4)%	13.4

Held provision for credit losses	$1,191	$294	$1,485	$1,010	$280	$1,290
Securitizations impact	63	1,430	1,493	92	1,001	1,093

Managed provision for credit losses	$1,254	$1,724	$2,978	$1,102	$1,281	$2,383

% of average managed outstandings	8.0%	(1.6)%	6.4%	7.1%	(1.8)%	5.3

Held noninterest Expense	$730	$1,674	$2,404	$739	$1,431	$2,170
Securitizations impact	—	—	—	—	—	—

Managed noninterest expense	$730	$1,674	$2,404	$739	$1,431	$2,170

% of average managed outstandings	4.6%	0.6%	5.2%	4.7%	0.1%	4.8

Held income before income taxes	$292	$572	$864	$470	$1,053	$1,523
Securitizations impact	—	—	—	—	—	—

Managed income before income taxes	$292	$572	$864	$470	$1,053	$1,523

% of average managed outstandings	1.9%	—%	1.9%	3.0%	0.4%	3.4

	Second Quarter 2005			First Quarter 2005
	Bank of America	Adjustments to include MBNA (1)	Combined	Bank of America	Adjustments to include MBNA (1)	Combined
Loans:
On-balance sheet (Period end)	$53,863	$32,683	$86,546	$51,012	$31,896	$82,908
Managed (Period end)	59,283	117,603	176,886	57,920	116,925	174,845

On-balance sheet (Average)	52,474	30,320	82,794	51,310	31,593	82,903
Managed (Average)	58,537	116,150	174,687	58,145	118,160	176,305

Income Statement Data:
Held total revenue	$2,063	$2,600	$4,663	$1,995	$2,449	$4,444
Securitizations impact	135	1,069	1,204	145	1,004	1,149

Managed total revenue	$2,198	$3,669	$5,867	$2,140	$3,453	$5,593

% of average managed outstandings	14.6%	(1.1)%	13.5%	14.5%	(1.6)%	12.9%

Held provision for credit losses	$1,099	$189	$1,288	$698	$302	$1,000
Securitizations impact	135	1,069	1,204	145	1,004	1,149

Managed provision for credit losses	$1,234	$1,258	$2,492	$843	$1,306	$2,149

% of average managed outstandings	8.2%	(2.5)%	5.7%	5.7%	(0.8)%	4.9%

Held noninterest Expense	$768	$1,475	$2,243	$758	$1,426	$2,184
Securitizations impact	—	—	—	—	—	—

Managed noninterest expense	$768	$1,475	$2,243	$758	$1,426	$2,184

% of average managed outstandings	5.1%	0.1%	5.2%	5.1%	(0.1)%	5.0%

Held income before income taxes	$196	$936	$1,132	$539	$721	$1,260
Securitizations impact	—	—	—	—	—	—

Managed income before income taxes	$196	$936	$1,132	$539	$721	$1,260

% of average managed outstandings	1.3%	1.3%	2.6%	3.7%	(0.8)%	2.9%

(1)	Reflects historical MBNA amounts as well as purchase accounting adjustments which were allocated to the business segments and All Other primarily based on how the assets acquired and liabilities assumed in the MBNA Merger were allocated to the respective business segments and All Other. See also Notes to Unaudited Pro Forma Condensed Combined Financial Information in Form 8-K filed on April 10, 2006.

Bank of America Corporation

Global Corporate and Investment Banking Segment Results(1)

(Dollars in millions)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Net interest income(2)	$2,714	$2,771	$2,747	$2,783	$2,856
Noninterest income
Service charges	687	641	671	655	650
Investment and brokerage services	272	271	267	262	246
Investment banking income	522	547	532	441	372
Trading account profits	1,008	307	571	232	661
All other income	357	421	499	535	662

Total noninterest income	2,846	2,187	2,540	2,125	2,591

Total revenue(2)	5,560	4,958	5,287	4,908	5,447

Provision for credit losses	39	97	12	(249)	(151)
Gains on sales of debt securities	23	95	17	121	30
Noninterest expense	3,026	2,956	2,849	2,603	2,705

Income before income taxes	2,518	2,000	2,443	2,675	2,923
Income tax expense	932	711	890	970	1,072

Net income	$1,586	$1,289	$1,553	$1,705	$1,851

Shareholder value added	$466	$159	$451	$620	$749
Net interest yield(2)	1.88%	1.93%	1.92%	1.99%	2.31%
Return on average equity	15.02	12.06	14.93	16.62	17.76
Efficiency ratio(2)	54.42	59.61	53.88	53.02	49.66

Balance Sheet
Average
Total loans and leases	$236,828	$229,011	$216,133	$207,936	$205,963
Total earning assets	586,927	571,111	566,686	562,143	501,641
Total assets	667,794	654,668	648,325	645,876	583,237
Total deposits	197,922	192,807	188,946	191,520	186,285
Common equity/Allocated equity	42,820	42,413	41,267	41,146	42,273

Period End
Total loans and leases	$239,077	$232,642	$220,885	$210,799	$208,977
Total assets	630,956	633,374	602,070	605,093	593,525
Total deposits	198,602	198,390	184,554	189,727	181,978

(1)	Effective January 1, 2006, we combined Global Business and Financial Services and Global Capital Markets and Investment Banking creating this new segment, Global Corporate and Investment Banking.

Global Corporate and Investment Banking offers clients a comprehensive range of global capabilities through four financial services: Business Lending, Capital Markets and Advisory Services, Treasury Services, and Other.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Corporate and Investment Banking Sub-Segment Results

(Dollars in millions)

	First Quarter 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM	Other(1)
Net interest income(2)	$2,714	$1,149	$410	$969	$51	$135
Noninterest income
Service charges	687	125	33	485	—	44
Investment and brokerage services	272	4	226	7	—	35
Investment banking income	522	—	522	—	—	—
Trading account profits	1,008	15	923	11	—	59
All other income	357	45	102	156	—	54

Total noninterest income	2,846	189	1,806	659	—	192

Total revenue(2)	5,560	1,338	2,216	1,628	51	327

Provision for credit losses	39	16	3	6	—	14
Gains on sales of debt securities	23	9	5	—	—	9
Noninterest expense	3,026	513	1,394	806	—	313

Income before income taxes	2,518	818	824	816	51	9
Income tax expense	932	302	305	302	19	4

Net income	$1,586	$516	$519	$514	$32	$5

Shareholder value added	$466	$93	$229	$309	$32	$(197)
Net interest yield(2)	1.88%	2.07%	0.49%	2.94%	—%	2.73%
Return on average equity	15.02	12.65	19.56	26.47	—	0.27
Efficiency ratio(2)	54.42	38.34	62.91	49.51	—	95.72

(1)	Other includes Latin America, Asia Commercial and Retail, Insurance Services, and segment level management accounting adjustments. It also includes certain non-recurring items.

(2)	Fully taxable-equivalent basis

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Corporate and Investment Banking Sub-Segment Results

(Dollars in millions)

	First Quarter 2005
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM	Other(1)
Net interest income(2)	$2,856	$1,202	$546	$765	$241	$102
Noninterest income
Service charges	650	112	22	476	—	40
Investment and brokerage services	246	4	209	7	—	26
Investment banking income	372	—	374	—	—	(2)
Trading account profits	661	1	617	21	—	22
All other income	662	309	96	142	—	115

Total noninterest income	2,591	426	1,318	646	—	201

Total revenue(2)	5,447	1,628	1,864	1,411	241	303

Provision for credit losses	(151)	(26)	(2)	(5)	—	(118)
Gains on sales of debt securities	30	21	8	—	—	1
Noninterest expense	2,705	498	1,171	783	—	253

Income before income taxes	2,923	1,177	703	633	241	169
Income tax expense	1,072	408	247	228	87	102

Net income	$1,851	$769	$456	$405	$154	$67

Shareholder value added	$749	$376	$194	$245	$154	$(220)
Net interest yield(2)	2.31%	2.51%	0.78%	2.20%	—%	2.27%
Return on average equity	17.76	19.93	18.93	26.12	—	2.53
Efficiency ratio(2)	49.66	30.59	62.82	55.49	—	83.50

(1)	Other includes Latin America, Asia Commercial and Retail, Insurance Services, and segment level management accounting adjustments. It also includes certain non-recurring items.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Investment banking income
Advisory fees	$76	$73	$89	$73	$60
Debt underwriting	380	390	355	312	276
Equity underwriting	66	84	94	57	38

Total investment banking income	$522	$547	$538	$442	$374

Sales and trading
Fixed income
Liquid products	608	467	470	498	507
Credit products	327	71	226	81	256
Structured products	288	239	268	231	265

Total fixed income	1,223	777	964	810	1,028

Equity income	476	262	361	300	470

Total sales and trading	1,699	1,039	1,325	1,110	1,498

Total capital markets and advisory services revenue (1)	$2,221	$1,586	$1,863	$1,552	$1,872
(1) Includes gains (losses) on sales of debt securities

Balance sheet (average)
Trading account securities	$130,323	$136,058	$138,874	$131,831	$115,103
Reverse repurchases	75,141	75,229	78,918	77,080	59,561
Securities borrowed	88,682	79,993	85,377	97,597	77,454
Derivative assets	19,894	21,918	21,437	22,103	22,945

Trading-related assets	$314,040	$313,198	$324,606	$328,611	$275,063

Sales credits from secondary trading
Liquid products	230	197	192	223	201
Credit products	184	160	152	177	168
Structured products	162	128	167	139	131
Equities	221	211	201	215	199

Total	797	696	712	754	699

Volatility of product revenues - 1 std dev
Liquid products	$5.9	$7.0	$11.1	$8.7	$10.0
Credit products	3.3	4.1	3.7	13.2	4.3
Structured products	4.6	6.8	8.1	4.9	6.9
Equities	2.0	1.3	6.0	2.4	2.0
Total	8.8	12.2	16.0	17.6	15.8

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Business lending revenue (1)
Corporate lending (2)	$270	$387	$486	$635	$615
Commercial lending	897	821	817	725	880
Consumer indirect lending	180	189	184	165	154

Total revenue	$1,347	$1,397	$1,487	$1,525	$1,649

Business lending margin
Corporate lending	1.14%	1.43%	1.63%	1.74%	1.87%
Commercial lending	1.72	1.71	1.74	1.86	1.83
Consumer indirect lending	1.87	2.03	2.12	2.22	2.30
Provision
Corporate lending	$(65)	$13	$(51)	$(58)	$(123)
Commercial lending	7	128	80	(182)	31
Consumer indirect lending	74	87	76	37	66

Total provision	$16	$228	$105	$(203)	$(26)

Credit quality (% vs. loans) (3,4)
Criticized assets
Corporate lending	$1,610	$1,620	$1,792	$2,003	$2,317
	1.99%	2.03%	2.28%	2.53%	2.91%
Commercial lending	$4,540	$4,633	$4,647	$4,678	$5,102
	2.75%	2.82%	2.92%	3.00%	3.37%

Total	$6,150	$6,253	$6,439	$6,681	$7,419
	2.50%	2.57%	2.71%	2.84%	3.21%
Nonperforming assets
Corporate lending	$178	$183	$231	$284	$397
	0.46%	0.49%	0.69%	0.90%	1.29%
Commercial lending	$474	$430	$470	$676	$694
	0.34%	0.31%	0.36%	0.52%	0.55%

Total	$652	$613	$701	$960	$1,091
	0.37%	0.35%	0.42%	0.60%	0.70%
Average loans and leases by product
Commercial	$108,479	$104,889	$99,794	$97,275	$94,938
Leases	20,095	19,792	20,089	20,226	20,592
Foreign	11,748	10,473	9,384	9,023	8,680
Real estate	34,779	34,209	32,883	31,944	31,415
Consumer	33,579	32,307	31,070	26,665	25,101
Other	2,295	2,346	2,402	2,470	2,491

Total average loans and leases	$210,975	$204,016	$195,622	$187,603	$183,217

(1) Includes gains (losses) on sales of debt securities.

(2) Total corporate lending revenue	$270	$387	$486	$635	$615
Less: impact of credit mitigation	(83)	(36)	(18)	96	138

Corporate lending revenues excluding credit mitigation	$353	$423	$504	$539	$477

(3)	Criticized assets correspond to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized assets are on an end-of-period basis and are also shown as a percentage of total commercial utilized exposure, including loans and leases, SBLCs and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit.

(4)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus forecasted property. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed property.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Corporate and Investment Banking Strategic Progress Continues

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation.

Significant US market share gains

•	#1 in syndicated loans and leveraged loans, ranked by number of deals

•	Top 5 rankings in:

Syndicated loans

Leveraged loans

High-yield debt

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Wealth and Investment Management Segment Results(1)

(Dollars in millions, except as noted)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Net interest income(2)	$981	$1,001	$937	$923	$955
Noninterest income
Investment and brokerage services	833	792	793	788	767
All other income	154	98	88	78	91

Total noninterest income	987	890	881	866	858

Total revenue(2)	1,968	1,891	1,818	1,789	1,813

Provision for credit losses	(1)	1	(1)	(9)	2
Noninterest expense	992	946	922	926	909

Income before income taxes	977	944	897	872	902
Income tax expense	363	337	328	315	318

Net income	$614	$607	$569	$557	$584

Shareholder value added	$336	$323	$311	$294	$336
Net interest yield(2)	3.41%	3.38%	3.10%	3.02%	3.27%
Return on average equity	22.70	21.98	22.54	21.68	24.01
Efficiency ratio(2)	50.37	50.05	50.73	51.81	50.13

Balance Sheet
Average
Total loans and leases	$58,766	$57,187	$55,260	$53,049	$50,836
Total earning assets	116,785	117,535	119,974	122,628	118,294
Total assets	124,571	125,312	127,805	130,485	125,977
Total deposits	114,001	114,859	118,136	120,256	116,108
Common equity/Allocated equity	10,975	10,954	10,014	10,298	9,863

Period End
Total loans and leases	$59,512	$58,380	$56,147	$54,332	$51,845
Total assets	125,819	129,232	125,684	129,840	129,970
Total deposits	115,290	115,454	116,364	119,000	119,584

Client Assets (in billions)
Assets under management	$493.9	$482.4	$457.4	$442.8	$433.4
Client brokerage assets	170.6	161.7	155.6	150.9	150.7
Assets in custody	97.0	94.2	96.1	101.7	100.8

Total client assets	$761.5	$738.3	$709.1	$695.4	$684.9

(1)	Global Wealth and Investment Management services clients through four major businesses: The Private Bank, Columbia Management, Premier Banking and Investments, and Other.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Wealth and Investment Management Sub-Segment Results

(Dollars in millions)

	First Quarter 2006
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM	Other(1)
Net interest income(2)	$981	$249	$(11)	$514	$44	$185
Noninterest income
Investment and brokerage services	833	252	364	179	—	38
All other income	154	38	10	24	—	82

Total noninterest income	987	290	374	203	—	120

Total revenue(2)	1,968	539	363	717	44	305

Provision for credit losses	(1)	(4)	—	3	—	—
Noninterest expense	992	314	236	349	—	93

Income before income taxes	977	229	127	365	44	212
Income tax expense	363	85	47	136	16	79

Net income	$614	$144	$80	$229	$28	$133

Shareholder value added	$336	$90	$47	$134	$28	$65
Net interest yield(2)	3.41%	3.32%	(4.30)%	4.05%	—%	—%
Return on average equity	22.70	26.89	20.56	25.38	—	18.31
Efficiency ratio(2)	50.37	58.16	64.97	48.71	—	30.45

(1)	Other reflects Premier migration impact of $45.4 billion for the three months ended March 31, 2006.

(2)	Fully taxable-equivalent basis

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Wealth and Investment Management Sub-Segment Results

(Dollars in millions)

	First Quarter 2005
	Total	Private Bank	Columbia Management	Premier Banking and Investments	ALM	Other(1)
Net interest income(2)	$955	$242	$6	$377	$206	$124
Noninterest income
Investment and brokerage services	767	256	315	164	—	32
All other income	91	15	11	34	—	31

Total noninterest income	858	271	326	198	—	63

Total revenue(2)	$1,813	513	332	575	206	187

Provision for credit losses	2	(2)	—	4	—	—
Noninterest expense	909	305	222	314	—	68

Income before income taxes	902	210	110	257	206	119
Income tax expense	318	75	39	87	76	41

Net income	$584	$135	$71	$170	$130	$78

Shareholder value added	$336	$84	$31	$85	$130	$136
Net interest yield(2)	3.27%	3.32%	2.48%	2.72%	—%	—%
Return on average equity	24.01	26.60	15.73	21.71	—	11.72
Efficiency ratio(2)	50.13	59.44	66.79	54.70	—	36.17

(1)	Other reflects Premier migration impact of $32.4 billion for the three months ended March 31, 2005.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
The Private Bank
Recurring Asset Management Fees	$246	$247	$247	$269	$250
Brokerage Commissions	6	5	5	4	6

Total Investment and Brokerage Services Income	$252	$252	$252	$273	$256

Assets Under Management	$165,996	$164,032	$165,058	$162,927	$164,586
Columbia Management
Recurring Asset Management Fees	$364	$335	$330	$321	$315
Brokerage Commissions	—	—	—	—	—

Total Investment and Brokerage Services Income	$364	$335	$330	$321	$315

Assets Under Management	$385,896	$361,179	$332,363	$320,474	$316,133
Premier Banking and Investments
Recurring Asset Management Fees	$40	$37	$33	$30	$26
Brokerage Commissions	139	130	143	133	138

Total Investment and Brokerage Services Income	$179	$167	$176	$163	$164

Assets Under Management	$15,325	$13,723	$12,554	$10,854	$9,735

Number of Client Managers	2,173	2,104	2,032	1,968	1,906
Number of Financial Advisors	1,873	1,895	1,925	1,969	2,072

Total Premier Banking and Investment Client Advisors	4,046	3,999	3,957	3,937	3,978

Brokerage Revenue per Financial Advisor (in thousands)	$74	$69	$75	$68	$67
All Other
Recurring Asset Management Fees	$30	$30	$26	$23	$23
Brokerage Commissions	8	8	9	8	9

Total Investment and Brokerage Services Income	$38	$38	$35	$31	$32

Assets Under Management Elimination	$(73,287)	$(56,540)	$(52,577)	$(51,464)	$(57,058)
Total Global Wealth and Investment Management
Recurring Asset Management Fees	$680	$649	$636	$643	$614
Brokerage Commissions	153	143	157	145	153

Total Investment and Brokerage Services Income	$833	$792	$793	$788	$767

Assets Under Management	$493,930	$482,394	$457,398	$442,791	$433,396
($ in billions)
Assets Under Management Rollforward
Beginning Balance	$482.4	$457.4	$442.8	$433.4	$451.5
Net Flows	0.7	23.3	7.5	1.4	(7.7)
Market Valuation/Other	10.8	1.7	7.1	8.0	(10.4)

Ending Balance	$493.9	$482.4	$457.4	$442.8	$433.4

Assets Under Management Mix
Money Market/Other	$182.4	$184.9	$161.5	$151.2	$154.1
Fixed Income	82.1	82.9	84.9	91.9	89.4
Equity	229.4	214.6	211.0	199.7	189.9

Total Assets Under Management	$493.9	$482.4	$457.4	$442.8	$433.4

% of Assets Under Management in 4 and 5 Star Funds (1)	56%	56%	53%	52%	52%
% of Assets Under Management in 1st and 2nd Quartiles(2)	82	78	77	68	72
Client Brokerage Assets
Total Brokerage Assets	$170.6	$161.7	$155.6	$150.9	$150.7

(1)	Please consider the objectives, risks, charges and expenses of any Columbia fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before investing.

©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933.

(2)	Results shown are defined by Columbia Management’s calculation of its percentage of assets under management in the top two quartiles of categories based on Morningstar (Equity categories, Lipper (Fixed income categories) (iMoneyNet Money Market funds). The category percentile rank was calculated by ranking the three year gross return of share classes within the categories stated above. The assets of the number of funds within the top 2 quartile results include both were added and then divided by Columbia Management total assets under management. Had fees been included, rankings would have been lower. Past performance is no guarantee of future results.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

All Other Results(1)

(Dollars in millions)

	First Quarter 2006	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005
Net interest income(2)	$(55)	$5	$25	$33	$(320)
Noninterest income
Equity investment gains	513	453	596	479	264
All other income	(246)	(534)	(631)	675	(319)

Total noninterest income	267	(81)	(35)	1,154	(55)

Total revenue(2)	212	(76)	(10)	1,187	(375)

Provision for credit losses	(25)	3	41	(22)	19
Gains (losses) on sales of debt securities	(8)	(23)	13	204	630
Merger and restructuring charges	98	59	120	121	112
All other noninterest expense	115	34	123	23	93

Income before income taxes	16	(195)	(281)	1,269	31
Income tax expense (benefit)	(95)	(163)	(176)	406	(49)

Net income	$111	$(32)	$(105)	$863	$80

Shareholder value added	$(175)	$(406)	$(598)	$450	$(338)

Balance Sheet
Average
Total loans and leases	$133,326	$128,152	$122,390	$118,078	$128,478
Total earning assets	227,588	159,157	151,296	137,174	123,763
Total assets	274,206	199,539	191,684	178,030	162,025
Total deposits	17,694	14,677	15,204	22,346	24,465

Period End
Total loans and leases	$136,700	$131,123	$129,878	$121,223	$129,762
Total assets	259,174	197,953	197,509	186,620	156,965
Total deposits	28,120	14,762	12,537	19,350	22,336

(1)	All Other consists primarily of Equity Investments, the residual impact of the allowance for credit losses process, Merger and Restructuring charges, intersegment eliminations, and the results of certain consumer finance and commercial lending businesses that are being liquidated.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	March 31 2006	December 31 2005	Increase from 12/31/05
Consumer
Residential mortgage	$188,261	$182,596	$5,665
Credit card - domestic	64,490	58,548	5,942
Credit card - foreign	7,789	—	7,789
Home equity lines	65,516	62,098	3,418
Direct/Indirect consumer	55,127	45,490	9,637
Other consumer(1)	10,528	6,725	3,803

Total consumer	391,711	355,457	36,254

Commercial
Commercial - domestic	146,737	140,533	6,204
Commercial real estate(2)	36,337	35,766	571
Commercial lease financing	20,813	20,705	108
Commercial - foreign	23,927	21,330	2,597

Total commercial	227,814	218,334	9,480

Total	$619,525	$573,791	$45,734

(1)	Includes consumer finance of $2,950 million and $2,849 million; foreign consumer of $7,560 million and $3,841 million; and consumer lease financing of $18 million and $35 million at March 31, 2006 and December 31, 2005.

(2)	Includes domestic commercial real estate loans of $35,666 million and $35,181 million; and foreign commercial real estate loans of $671 million and $585 million at March 31, 2006 and December 31, 2005.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Commercial Credit Exposure by Industry (1,2)

(Dollars in millions)

	Commercial Utilized Credit Exposure			Commercial Unfunded Credit Exposure			Total Commercial Committed Credit Exposure
	March 31 2006	December 31 2005	Increase (Decrease)	March 31 2006	December 31 2005	Increase (Decrease)	March 31 2006	December 31 2005	Increase (Decrease)
Real estate (3)	$48,492	$47,582	$910	$23,879	$22,793	$1,086	$72,371	$70,375	$1,996
Diversified financials	26,195	26,162	33	40,251	39,098	1,153	66,446	65,260	1,186
Retailing	26,797	25,189	1,608	16,377	16,778	(401)	43,174	41,967	1,207
Banks	28,140	29,588	(1,448)	8,502	9,056	(554)	36,642	38,644	(2,002)
Government and public education	19,835	19,046	789	14,661	14,309	352	34,496	33,355	1,141
Capital goods	15,741	15,361	380	17,534	17,667	(133)	33,275	33,028	247
Consumer services	18,213	17,481	732	12,068	12,014	54	30,281	29,495	786
Materials	15,595	16,754	(1,159)	10,966	12,139	(1,173)	26,561	28,893	(2,332)
Healthcare equipment and services	14,667	13,458	1,209	11,678	12,039	(361)	26,345	25,497	848
Individuals and trusts	17,787	16,756	1,031	7,663	7,594	69	25,450	24,350	1,100
Commercial services and supplies	13,412	13,038	374	7,892	8,114	(222)	21,304	21,152	152
Food, beverage and tobacco	11,348	11,194	154	9,591	9,396	195	20,939	20,590	349
Energy	11,628	9,162	2,466	8,460	8,038	422	20,088	17,200	2,888
Transportation	11,024	11,298	(274)	6,063	5,683	380	17,087	16,981	106
Utilities	5,162	5,540	(378)	11,457	9,675	1,782	16,619	15,215	1,404
Media	6,730	6,701	29	9,362	8,549	813	16,092	15,250	842
Insurance	6,022	4,781	1,241	9,381	9,123	258	15,403	13,904	1,499
Religious and social organizations	7,394	7,426	(32)	2,545	2,596	(51)	9,939	10,022	(83)
Consumer durables and apparel	5,073	5,142	(69)	3,974	4,176	(202)	9,047	9,318	(271)
Telecommunication services	3,256	3,520	(264)	4,767	5,673	(906)	8,023	9,193	(1,170)
Technology hardware and equipment	3,044	3,116	(72)	4,099	4,055	44	7,143	7,171	(28)
Pharmaceuticals and biotechnology	1,636	1,675	(39)	4,319	3,231	1,088	5,955	4,906	1,049
Software and services	2,522	2,573	(51)	3,211	3,135	76	5,733	5,708	25
Automobiles and components	1,780	1,602	178	3,629	4,276	(647)	5,409	5,878	(469)
Food and staples retailing	2,016	2,258	(242)	2,029	1,983	46	4,045	4,241	(196)
Household and personal products	1,288	537	751	1,496	1,133	363	2,784	1,670	1,114
Semiconductors and semiconductor equipment	576	536	40	701	583	118	1,277	1,119	158
Other	4,736	2,531	2,205	195	423	(228)	4,931	2,954	1,977

Total	$330,109	$320,007	$10,102	$256,750	$253,329	$3,421	$586,859	$573,336	$13,523

(1)	December 31, 2005 industry balances have been restated to reflect the realignment of industry codes in conformance with Standard & Poor’s industry classifications and internal industry management.

(2)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale and commercial letters of credit. Derivative assets are reported on a mark-to-market basis and have not been reduced by the amount of collateral applied. Derivative assets totaled $32.6 billion and $33.0 billion at March 31, 2006 and December 31, 2005. Derivative asset collateral totaled $17.4 billion and $17.1 billion at March 31, 2006 and December 31,2005, of which $9.3 billion and $9.3 billion represented cash and $8.1 billion and $7.8 billion represented other marketable securities.

(3)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Net Credit Default Protection by Industry

(Dollars in millions)

	March 31 2006	December 31 2005
Media	$(1,479)	$(1,790)
Telecommunication services	(1,117)	(1,205)
Materials	(1,033)	(1,119)
Retailing	(970)	(1,134)
Insurance	(861)	(1,493)
Real estate (1)	(833)	(1,305)
Utilities	(736)	(899)
Automobiles and components	(675)	(679)
Consumer services	(658)	(788)
Capital goods	(499)	(741)
Energy	(467)	(589)
Healthcare equipment and services	(466)	(709)
Commercial services and supplies	(463)	(472)
Pharmaceuticals and biotechnology	(417)	(470)
Food, beverage and tobacco	(403)	(580)
Banks	(395)	(315)
Consumer durables and apparel	(354)	(475)
Technology hardware and equipment	(234)	(402)
Transportation	(224)	(323)
Food and staples retailing	(175)	(324)
Software and services	(125)	(299)
Diversified financials	(111)	(250)
Semiconductors and semiconductor equipment	(55)	(54)
Government and public education	(55)	—
Individuals and trusts	(15)	(30)
Household and personal products	75	75
Other (2)	136	1,677

Total	$(12,609)	$(14,693)

(1)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.

(2)	Represents net CDS index positions, which were principally investment grade. Indices are comprised of corporate credit derivatives that trade as an aggregate index value. Generally, they are grouped into portfolios based on specific ratings of credit quality or global geographic location. As of December 31, 2005, CDS index positions were sold to reflect a short-term positive view of the credit markets. This position was reduced by March 31, 2006 as credit markets began to stabilize.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Net Credit Default Protection by Maturity Profile

	March 31 2006	December 31 2005
Less than or equal to one year	3%	—%
Greater than one year and less than or equal to five years	64	65
Greater than five years	33	35

Total	100%	100%

Net Credit Default Protection by Credit Exposure Debt Rating

(Dollars in millions)

	March 31, 2006		December 31, 2005
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$(5)	—%	$22	0.2%
AA	255	2.0	523	3.6
A	3,894	30.9	4,861	33.1
BBB	6,455	51.2	8,572	58.2
BB	1,377	10.9	1,792	12.2
B	597	4.7	424	2.9
CCC and below	141	1.1	149	1.0
NR (1)	(105)	(0.8)	(1,650)	(11.2)

Total	$12,609	100.0%	$14,693	100.0%

(1)	In addition to unrated names, “NR” includes $136 million and $1,677 million in net CDS index positions at March 31, 2006 and December 31, 2005. While index positions are principally investment grade, CDS indices include names in and across each of the ratings categories.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing(2)	Derivative Assets(3)	Securities/ Other Investments(4)	Total Cross- border Exposure(5)	Local Country Exposure Net of Local Liabilities(6)	Total Foreign Exposure March 31, 2006	Increase/ (Decrease) from December 31, 2005
Region/Country
Asia Pacific
China (7)	$189	$106	$35	$3,621	$3,951	$—	$3,951	$547
India	760	152	158	504	1,574	271	1,845	254
South Korea	239	562	83	949	1,833	—	1,833	678
Taiwan	256	66	95	48	465	392	857	(66)
Hong Kong	266	54	93	382	795	—	795	188
Singapore	210	9	65	190	474	—	474	4
Other Asia Pacific (8)	45	49	15	491	600	167	767	172

Total Asia Pacific	1,965	998	544	6,185	9,692	830	10,522	1,777

Latin America
Mexico (9)	1,113	132	59	2,614	3,918	—	3,918	592
Brazil (10)	971	167	6	65	1,209	2,016	3,225	(246)
Chile	233	22	—	6	261	693	954	(26)
Argentina	44	24	—	92	160	—	160	(34)
Other Latin America (8)	141	121	3	28	293	8	301	(58)

Total Latin America	2,502	466	68	2,805	5,841	2,717	8,558	228

Central and Eastern Europe(8)	10	58	22	89	179	—	179	37

Total	$4,477	$1,522	$634	$9,079	$15,712	$3,547	$19,259	$2,042

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Asia Pacific excluding Japan, Australia and New Zealand; and all countries in Central and Eastern Europe excluding Greece.

(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.

(3)	Derivative assets are reported on a mark-to-market basis and have not been reduced by the amount of collateral applied. Derivative asset collateral totaled $40 million and and $58 million at March 31, 2006 and December 31, 2005.

(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty because the counterparty has the legal obligation for repayment except where the underlying securities are U.S. Treasuries, in which case the domicile is in the U.S., and therefore, excluded from this presentation. For regulatory reporting under Federal Financial Institutions Examination Council (FFIEC) guidelines, cross-border resale agreements are presented based on the domicile of the issuer of the securities that are held as collateral.

(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.

(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Management subtracts local funding or liabilities from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at March 31, 2006 was $24.8 billion compared to $24.2 billion at December 31, 2005. Local liabilities at March 31, 2006 in Asia Pacific and Latin America were $13.4 billion and $11.4 billion, of which $6.8 billion were in Hong Kong, $6.2 billion in Brazil, $4.1 billion in Singapore, $1.7 billion in both Argentina and Chile, $979 million in Mexico, $820 million in Korea, $799 million in Uruguay, and $612 million in India. There were no other countries with available local liabilities funding local country exposure greater than $500 million.

(7)	Securities/Other Investments includes an equity investment of $3.0 billion in China Construction Bank.

(8)	Other Asia Pacific, Other Latin America, and Central and Eastern Europe include countries each with total foreign exposure of less than $300 million.

(9)	Securities/Other Investments includes an equity investment of $2.1 billion in Grupo Financiero Santander Serfin.

(10)	The Corporation has risk mitigation instruments associated with certain exposures in Brazil, including structured trade-related transfer risk mitigation of $866 million and $830 million, third party funding of $151 million and $313 million, and linked certificates of deposit of $43 million and $59 million at March 31, 2006 and December 31, 2005. The resulting total foreign exposure net of risk mitigation was $2.2 billion and $2.3 billion at March 31, 2006 and December 31, 2005.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	March 31 2006	December 31 2005	September 30 2005	June 30 2005	March 31 2005
Residential mortgage	$538	$570	$493	$494	$536
Home equity lines	121	117	88	75	70
Direct/Indirect consumer	34	37	32	33	32
Other consumer	92	61	75	76	83

Total consumer	785	785	688	678	721

Commercial - domestic	631	581	641	662	811
Commercial real estate	72	49	44	60	64
Commercial lease financing	53	62	61	282	249
Commercial - foreign	43	34	64	88	228

Total commercial	799	726	810	1,092	1,352

Total nonperforming loans and leases	1,584	1,511	1,498	1,770	2,073
Nonperforming securities(1)	—	—	—	14	153
Foreclosed properties	96	92	99	111	112

Total nonperforming assets(2)	$1,680	$1,603	$1,597	$1,895	$2,338

Loans past due 90 days or more and still accruing	$1,924	$1,455	$1,417	$1,235	$1,211
Nonperforming assets / Total assets	0.12%	0.12%	0.13%	0.15%	0.19%
Nonperforming assets / Total loans, leases and foreclosed properties	0.27	0.28	0.29	0.36	0.44
Nonperforming loans and leases / Total loans and leases	0.26	0.26	0.27	0.33	0.39
Allowance for credit losses:
Allowance for loan and lease losses	$9,067	$8,045	$8,326	$8,319	$8,313
Reserve for unfunded lending commitments	395	395	390	383	394

Total	$9,462	$8,440	$8,716	$8,702	$8,707

Allowance for loan and lease losses / Total loans and leases	1.46%	1.40%	1.50%	1.57%	1.57%
Allowance for loan and lease losses / Total nonperforming loans and leases	572	532	556	470	401
Commercial criticized exposure	$7,262	$7,527	$7,632	$7,731	$8,858
Commercial criticized exposure / Commercial utilized exposure	2.20%	2.35%	2.47%	2.59%	2.95%

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	The decline in nonperforming securities was primarily driven by an exchange of nonperforming securities for performing securities in Argentina that resulted from the completion of a government mandated securities exchange program.

(2)	Balances do not include $62 million, $50 million, $93 million, $49 million and $76 million of nonperforming commercial assets, primarily commercial loans held-for-sale, included in Other Assets at March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	First Quarter 2006				Fourth Quarter 2005		Third Quarter 2005		Second Quarter 2005		First Quarter 2005
	As Reported		Excluding Impact of SOP 03-3 (1)
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$10	0.02%	$10	0.02%	$5	0.01%	$7	0.02%	$11	0.03%	$4	0.01%
Credit card - domestic	634	3.77	705	4.19	1,366	9.53	772	5.55	774	5.91	740	5.85
Credit card - foreign	19	0.94	57	2.77	—	—	—	—	—	—	—	—
Home equity lines	9	0.05	9	0.05	7	0.04	9	0.06	9	0.07	6	0.05
Direct/Indirect consumer	79	0.58	139	1.02	81	0.69	60	0.50	46	0.43	61	0.60
Other consumer(2)	42	1.67	70	2.76	118	7.06	58	3.42	43	2.48	56	3.12

Total consumer	793	0.82	990	1.03	1,577	1.79	906	1.06	883	1.09	867	1.07

Commercial - domestic	52	0.14	65	0.18	97	0.28	54	0.17	(7)	(0.02)	26	0.09
Commercial real estate	(1)	(0.01)	(1)	(0.01)	(3)	(0.03)	2	0.02	1	0.01	—	—
Commercial lease financing	(23)	(0.45)	(23)	(0.45)	(12)	(0.25)	209	4.06	9	0.19	25	0.48
Commercial - foreign	1	0.01	1	0.01	(11)	(0.21)	(26)	(0.55)	(6)	(0.15)	(29)	(0.66)

Total commercial	29	0.05	42	0.08	71	0.13	239	0.47	(3)	(0.01)	22	0.05

Total net charge-offs	$822	0.54	$1,032	0.68	$1,648	1.16	$1,145	0.84	$880	0.68	$889	0.69

By Business Segment:
Global Consumer and Small Business Banking	$763	1.65%	$973	2.11%	$1,535	4.08%	$887	2.42%	$861	2.44%	$817	2.38%
Global Corporate and Investment Banking	50	0.09	50	0.09	87	0.15	240	0.44	(5)	(0.01)	39	0.08
Global Wealth and Investment Management	—	—	—	—	(1)	(0.01)	(1)	(0.01)	5	0.04	—	—
All Other	9	0.03	9	0.03	27	0.09	19	0.06	19	0.07	33	0.10

Total net charge-offs	$822	0.54	$1,032	0.68	$1,648	1.16	$1,145	0.84	$880	0.68	$889	0.69

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	This is a non-GAAP financial measure. It excludes an adjustment to record impaired loans to the present value of expected cash flows in accordance with Statement of Position 03-3 “Accounting for Certain Loans or Debt Securities Acquired in a Transfer.” (SOP 03-3) See reconciliation in Exhibit A of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding impact of SOP 03-3.

(2)	Includes lease financing of $1 million, $2 million, $2 million, $2 million and $3 million for the quarters ended March 31, 2006, December 31, 2005, September 30, 2005, June 30, 2005 and March 31, 2005, respectively.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.

Exhibit A

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3

Net Charge-offs and Net Charge-off Ratios As Reported (1)

	First Quarter 2006
(Dollars in millions)	Amount	Average Outstanding Loans and Leases	Percent
Residential mortgage	$10	$184,796	0.02%
Credit card - domestic	634	68,169	3.77
Credit card - foreign	19	8,403	0.94
Home equity lines	9	64,198	0.05
Direct/Indirect consumer	79	55,025	0.58
Other consumer	42	10,357	1.67

Total consumer	793	390,948	0.82

Commercial - domestic	52	144,693	0.14
Commercial real estate	(1)	36,676	(0.01)
Commercial lease financing	(23)	20,512	(0.45)
Commercial - foreign	1	23,139	0.01

Total commercial	29	225,020	0.05

Total net charge-offs	$822	$615,968	0.54

Impact of SOP 03-3 (2)

Residential mortgage	$—
Credit card - domestic	71
Credit card - foreign	38
Home equity lines	—
Direct/Indirect consumer	60
Other consumer	28

Total consumer	197

Commercial - domestic	13
Commercial real estate	—
Commercial lease financing	—
Commercial - foreign	—

Total commercial	13

Total net charge-offs	$210

Net Charge-offs and Net Charge-off Ratios
Excluding the Impact of SOP 03-3

Residential mortgage	$10	$184,796	0.02%
Credit card - domestic	705	68,169	4.19
Credit card - foreign	57	8,403	2.77
Home equity lines	9	64,198	0.05
Direct/Indirect consumer	139	55,025	1.02
Other consumer	70	10,357	2.76

Total consumer	990	390,948	1.03

Commercial - domestic	65	144,693	0.18
Commercial real estate	(1)	36,676	(0.01)
Commercial lease financing	(23)	20,512	(0.45)
Commercial - foreign	1	23,139	0.01

Total commercial	42	225,020	0.08

Total net charge-offs	$1,032	$615,968	0.68

(1)	Percentage amounts are calculated as annualized net charge-offs divided by average outstanding loans and leases during the period for each loan category.

(2)	The impact of SOP 03-3 on average outstanding loans and leases for the three months ended March 31, 2006 was immaterial.

Information for periods beginning January 1, 2006 includes the MBNA acquisition; prior periods have not been restated.